Exhibit 99.1

0	● ●
John R. Buran, President and CEO Commentary

Flushing Financial Corporation Reports 2Q23 GAAP EPS of $0.29 and Core EPS of $0.26;

Delivered Sequential Improvements in Key Metrics;

Progressing on Action Plan to Continue Enhancing Business Model Resilience and Drive Profitability

“We delivered sequential improvements in key metrics in the second quarter amid continuing uncertainty in the operating environment. We experienced the lowest level of NIM compression of the past four quarters and achieved QoQ improvements in the loan pipeline and asset quality. Further, we increased deposit balances compared to past seasonal trends. As we continue to execute on the action plan announced last quarter, we are pleased with the progress we are making to enhance the resilience of our business model and strengthen performance: 1) continued to move more towards interest rate risk neutral with the addition of over $400 million of interest rate hedges and $250 million in forward hedges becoming effective; 2) the loan pipeline and yield increased 56% and 20 bps, respectively, QoQ; 3) checking account openings increased 10 % YoY; 4) reviewed new and existing relationships resulting in improved credit metrics and normalized net charge-offs; Manhattan office buildings are approximately 0.6% of net loans; 5) available liquidity and capital ratios remained stable; and 6) controlled noninterest expenses, which decreased 1% YoY. In addition, we repurchased approximately 530,000 shares in 2Q23 without a material effect on the tangible common equity ratio. Taken together, these actions support continued improvement of our profitability and liquidity while preparing us for a range of possible rate environments. While we remain conservative regarding our operating environment, our progress gives us cautious optimism for the remainder of the year. Looking ahead, we will continue to focus on positioning the Company for success with an emphasis on reducing interest rate risk, improving credit quality, liquidity, and the customer experience.”

- John R. Buran, President and CEO

Uniondale, N.Y., July 25, 2023 (GLOBAL NEWSWIRE) – EPS Improves QoQ; NIM Compression Slows. The Company reported second quarter 2023 GAAP EPS of $0.29, down 64% YoY, but up 71% QoQ. Core EPS totaled $0.26, a decrease of 63% YoY, but an increase of 160% QoQ. The improvement QoQ was primarily driven by the return to normalized credit costs, the absence of seasonal expenses, and the benefit derived from the interest rate hedge strategy. The interest rate hedges slowed the NIM compression, which was only 9 bps QoQ to 2.18%. The interest rate hedges, and other balance sheet actions, have reduced the liability sensitive position significantly over the past year and are beneficial in a “higher-for-longer” rate environment.

Credit Quality Improved; Strong Capital. QoQ, nonperforming assets and criticized and classified assets decreased 6% and 12%,  respectively, while net charge offs were 9 basis points. Capital continues to be sound with a TCE[1] of 7.71%, stable QoQ.

Key Financial Metrics[2]

	2Q23	1Q23	4Q22	3Q22	2Q22	1H23	1H22
GAAP:
EPS	$0.29	$0.17	$0.34	$0.76	$0.81	$0.46	$1.39
ROAA (%)	0.41	0.24	0.48	1.11	1.22	0.33	1.06
ROAE (%)	5.12	3.02	6.06	13.91	15.00	4.06	12.91
NIM FTE[3] (%)	2.18	2.27	2.70	3.07	3.35	2.22	3.36
Core:
EPS	$0.26	$0.10	$0.57	$0.62	$0.70	$0.36	$1.30
ROAA (%)	0.37	0.14	0.82	0.90	1.05	0.26	1.00
ROAE (%)	4.66	1.76	10.29	11.24	12.90	3.20	12.08
Core NIM FTE (%)	2.17	2.25	2.63	3.03	3.33	2.21	3.32
Credit Quality:
NPAs/Loans & OREO (%)	0.58	0.61	0.77	0.72	0.72	0.58	0.72
ACLs/Loans (%)	0.57	0.56	0.58	0.59	0.58	0.57	0.58
ACLs/NPLs (%)	207.08	182.89	124.89	142.29	141.06	207.08	141.06
NCOs/Avg Loans (%)	0.09	0.54	0.05	0.02	(0.03)	0.32	0.01
Balance Sheet:
Avg Loans ($B)	$6.8	$6.9	$6.9	$6.9	$6.6	$6.9	$6.6
Avg Dep ($B)	$6.9	$6.8	$6.7	$6.3	$6.4	$6.9	$6.4
Book Value/Share	$23.18	$22.84	$22.97	$22.47	$22.38	$23.18	$22.38
Tangible BV/Share	$22.51	$22.18	$22.31	$21.81	$21.71	$22.51	$21.71
TCE/TA (%)	7.71	7.73	7.82	7.62	7.82	7.71	7.82

1 Tangible Common Equity (“TCE”)/Total Assets (“TA”) 2 See “Reconciliation of GAAP Earnings and Core Earnings”, “Reconciliation of GAAP Revenue and Pre-Provision Pre-Tax Net Revenue”, and “Reconciliation of GAAP Net Interest Margin to Core Net Interest Income and Net Interest Margin.” 3 Net Interest Margin (“NIM”) Fully Taxable Equivalent (“FTE”)

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54001

2Q23 Highlights
●
Net interest margin FTE decreased 117 bps YoY and 9 bps QoQ to 2.18%; Core net interest margin FTE decreased 116 bps YoY and 8 bps QoQ to 2.17%; Both GAAP and Core NIMs benefited from the $450 million of new hedges added in late 1Q23, an additional $400 million in 2Q23, and $250 million of forward hedges that became effective in 2Q23; Overall liability sensitivity has been reduced by 64% over the past year
●
Average total deposits increased 7.1% YoY and 1.3% QoQ to $6.9 billion; average CDs totaled $2.0 billion, up 149.5% YoY and 21.9% QoQ; growth in CDs generally lengthens the duration of customer deposits and helps reduce rate sensitivity
●
Period end net loans increased 1.1% YoY, but decreased 1.0% QoQ; loan closings were $158.8 million down 68.5% YoY and 8.5% QoQ; the yield on closings increased 322 bps YoY and 13 bps QoQ to 7.14%
●
Loan pipeline decreased 28.7% YoY, but increased 56.1% QoQ to $415.5 million; nearly 35% of the loan pipeline consists of back-to-back loan swaps
●
NPAs declined to $39.6 million from $48.9 million a year ago and $42.2 million in the prior quarter
●
Provision for credit losses was $1.4 million in 2Q23 compared to $1.6 million in 2Q22 and $7.5 million in 1Q23; net charge-offs were $1.6 million in 2Q23 compared to net recoveries of $0.5 million in 2Q22 and net charge-offs of 9.2 million in 1Q23
●
Tangible Common Equity to Tangible Assets was stable at 7.71% at 2Q23 compared to 7.73% at 1Q23
●
Repurchased 528,815 shares at an average price of $12.94 or at a 42.5% discount to June 30, 2023 tangible book value of $22.51

Areas of Focus
Interest Rate Risk
●
Continued to take significant actions to position the Company’s balance sheet more towards interest rate risk neutral
●
During 2Q23, the Company added $400 million of interest rate hedges and an additional $250 million of forward hedges that became effective
●
Rate sensitivity to a +100 bps shock has been reduced by 64% over the past year

Credit Quality
●
Manhattan office buildings are approximately 0.6% of net loans
●
Over 88% of the loan portfolio is collateralized by real estate with an average loan to value less than 36%
●
Debt service coverage ratio of 1.8x for multifamily and investor commercial real estate loans that reprice through 2025

Liquidity
●
The Company maintains ample liquidity with $3.7 billion of undrawn lines and resources
●
Total deposits increased 4.9% YoY and 2Q23 balances were higher than normal seasonal declines
●
Checking account openings were up 9.6% YoY in 2Q23

Customer Experience
●
Additional opportunities emerging as competitors leave the market
●
Approximately 33% of our branches are in Asian communities
●
Bensonhurst, our 27th branch, is expected to open in the second half of 2023, and will enhance our Asian community branch presence
●
Digital banking usage continues to increase with double digit growth in monthly mobile deposit active users and digital banking enrollment in June 2023 versus a year ago

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54002

Income Statement Highlights

						YoY	QoQ
($000s, except EPS)	2Q23	1Q23	4Q22	3Q22	2Q22	Change	Change

Net Interest Income	$43,378	$45,262	$54,201	$61,206	$64,730	(33.0)%	(4.2)%
Provision (Benefit) for Credit Losses	1,416	7,508	(12)	2,145	1,590	(10.9)	NM
Noninterest Income (Loss)	5,122	6,908	(7,652)	8,995	7,353	(30.3)	(25.9)
Noninterest Expense	35,279	37,703	33,742	35,634	35,522	(0.7)	(6.4)
Income Before Income Taxes	11,805	6,959	12,819	32,422	34,971	(66.2)	69.6
Provision for Income Taxes	3,177	1,801	2,570	8,980	9,936	(68.0)	76.4
Net Income	$8,628	$5,158	$10,249	$23,442	$25,035	(65.5)	67.3
Diluted EPS	$0.29	$0.17	$0.34	$0.76	$0.81	(64.2)	70.6
Avg. Diluted Shares (000s)	30,090	30,265	30,420	30,695	30,937	(2.7)	(0.6)

Core Net Income[1]	$7,854	$3,003	$17,399	$18,953	$21,518	(63.5)	161.5
Core EPS[1]	$0.26	$0.10	$0.57	$0.62	$0.70	(62.9)	160.0

1 See Reconciliation of GAAP Earnings and Core Earnings

Net interest income decreased YoY and QoQ.

●	Net interest margin, FTE of 2.18% decreased 117 bps YoY and 9 bps QoQ
●	Prepayment penalty income from loans and securities, net reversals and recoveries of interest from nonaccrual loans, net gains and losses from fair value adjustments on qualifying hedges, and purchase accounting accretion totaled $0.5 million (3 bps to the NIM) in 2Q23 compared to $1.1 million (6 bps) in 1Q23, $2.4 million (12 bps) in 4Q22, $2.2 million (11 bps) in 3Q22, and $2.6 million (13 bps) in 2Q22; Prepayment penalty income declined primarily due to the higher rate environment
●	Excluding the items in the previous bullet, net interest margin was 2.15% in 2Q23, 2.21% in 1Q23, 2.58% in 4Q22, 2.96% in 3Q22, and 3.22% in 2Q22
●	Quarterly NIM compression of 9 bps was the slowest decline in the past four quarters primarily due to the balance sheet actions taken in 1Q23 and 2Q23 that reduced liability sensitivity

The provision for credit losses declined YoY and QoQ.

●	Net charge-offs (recoveries) were $1.6 million in 2Q23 (9 bps of average loans), $9.2 million in 1Q23 (54 bps of average loans), $0.8 million in 4Q22 (5 bps of average loans), $0.3 million in 3Q22 (2 bps of average loans), and $(0.5) million in 2Q22 ((3) bps of average loans)
●	1Q23 net charge-offs were primarily related to a commercial business relationship that was placed on nonaccrual in 2Q22

Noninterest income (loss) declined YoY and QoQ.

●	Noninterest income included net gains (losses) from fair value adjustments of $0.3 million in 2Q23 ($0.01 per share, net of tax), $2.6 million in 1Q23 ($0.06 per share, net of tax), $(0.6) million in 4Q22 ($(0.02) per share, net of tax), $5.6 million in 3Q22 ($0.13 per share, net of tax), and $2.5 million in 2Q22 ($0.06 per share, net of tax)
●	Loss on the sale of securities was $10.9 million ($0.27 per share, net of tax) in 4Q22 as the Company sold $84.2 million of mortgage-based securities with an approximate yield of 1.17%; proceeds were primarily reinvested in 1Q23 into floating rate securities that had a yield at that time that approximated 6.40%
●	Life insurance proceeds were $0.6 million ($0.02 per share) in 2Q23, $0.3 million ($0.01 per share) in 4Q22 and $1.5 million ($0.05 per share) in 2Q22
●	Absent all above items and other immaterial adjustments, core noninterest income was $4.3 million in 2Q23, up 29.9% YoY but down 0.5% QoQ

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54003

Noninterest expense decreased YoY and QoQ.

●	Given the challenging rate environment, management continues to actively review all noninterest expenses
●	Other operating expenses include $0.6 million reduction in reserves for unfunded commitments in 3Q22
●	Seasonal compensation expense was $4.1 million in 1Q23
●	Excluding the effects of other immaterial adjustments, core operating expenses were $35.2 million in 2Q23, down 0.6% YoY, and 6.4% QoQ
●	GAAP noninterest expense to average assets was 1.67% in 2Q23, 1.78% in 1Q23, 1.58% in 4Q22, 1.69% in 3Q22, and 1.73% in 2Q22

Provision for income taxes declined YoY and increased QoQ.

●	The effective tax rate was 26.9% in 2Q23, 25.9% in 1Q23, 20.0% in 4Q22, 27.7% in 3Q22, and 28.4% in 2Q22
●	The 4Q22 effective tax rate declined due to preferential tax items having a larger impact due to lower levels of pre-tax income
●	The 2Q22 effective tax rate includes a loss of certain state and city tax deductions and a resolution of certain examinations by taxing authorities

Balance Sheet, Credit Quality, and Capital Highlights

						YoY		QoQ
	2Q23	1Q23	4Q22	3Q22	2Q22	Change		Change
Averages ($MM)
Loans	$6,830	$6,871	$6,881	$6,861	$6,640	2.9%		(0.6)%
Total Deposits	6,900	6,810	6,678	6,277	6,441	7.1		1.3

Credit Quality ($000s)
Nonperforming Loans	$18,637	$21,176	$32,382	$29,003	$27,948	(33.3)%		(12.0)%
Nonperforming Assets	39,618	42,157	53,363	49,984	48,929	(19.0)		(6.0)
Criticized and Classified Loans	48,675	58,130	68,093	61,684	57,145	(14.8)		(16.3)
Criticized and Classified Assets	69,656	79,111	89,073	82,665	78,125	(10.8)		(12.0)
Allowance for Credit Losses/Loans (%)	0.57	0.56	0.58	0.59	0.58	(1)	bp	1	bps

Capital
Book Value/Share	$23.18	$22.84	$22.97	$22.47	$22.38	3.6%		1.5%
Tangible Book Value/Share	22.51	22.18	22.31	21.81	21.71	3.7		1.5
Tang. Common Equity/Tang. Assets (%)	7.71	7.73	7.82	7.62	7.82	(11)	bps	(2)	bps
Leverage Ratio (%)	8.56	8.58	8.61	8.74	8.91	(35)		(2)

Average loans increased YoY but declined QoQ.

●	Maintain the credit strategy of loans secured by real estate with a greater emphasis on back-to-back swap originations
●	Period end net loans totaled $6.8 billion, up 1.1% YoY, but down 1.0% QoQ
●	Total loan closings were $158.8 million in 2Q23, $173.5 million in 1Q23, $225.2 million in 4Q22, $463.7 million in 3Q22, and $503.8 million in 2Q22; the loan pipeline was $415.5 million at June 30, 2023, down 28.7% YoY, but up 56.1% QoQ; closings were impacted by customers adjusting to the higher rate environment
●	The diversified loan portfolio is over 88% collateralized by real estate with an average loan-to-value ratio of <36%
●	Manhattan office buildings are approximately 0.6% of net loans

Average total deposits increased YoY and QoQ.

●	Average CDs totaled $2.0 billion, up 149.5% YoY and 21.9% QoQ; CDs generally lengthen the duration of customer deposits and reduce sensitivity to rising rates
●	Average noninterest bearing deposits decreased 18.7% YoY and 5.2% QoQ in 2Q23 and comprised 12.3% of average total deposits in 2Q23 compared to 16.2% a year ago

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54004

Credit Quality: Nonperforming loans declined YoY and QoQ.

●	Criticized and classified loans were 71 bps of gross loans at 2Q23 compared to 84 bps at 1Q23, 98 bps at 4Q22, 89 bps at 3Q22, and 85 bps at 2Q22
●	Allowance for credit losses were 207.1% of nonperforming loans at 2Q23 compared to 182.9% at 1Q23, and 141.1% at 2Q22

Capital: Book value per common share and tangible book value per common share, a non-GAAP measure, both increased YoY and QoQ.

●	The Company paid a dividend of $0.22 per share in 2Q23 and has ample available liquidity to meet its obligations
●	The Company repurchased 528,815 shares in 2Q23 at an average price of $12.94, representing a 42.5% discount to tangible book value, with 906,131 shares remaining subject to repurchase under the authorized stock repurchase program, which has no expiration or maximum dollar limit
●	Tangible common equity to tangible assets was 7.71% at 2Q23 compared to 7.73% at 1Q23 and 7.82% at 2Q22
●	The Company and the Bank remain well capitalized under all applicable regulatory requirements

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54005

Conference Call Information and Third Quarter Earnings Release Date

Conference Call Information:

●	John R. Buran, President and Chief Executive Officer, and Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer and Treasurer, will host a conference call on Wednesday, July 26, 2023, at 9:30 AM (ET) to discuss the Company’s first quarter results and strategy.
●	Dial-in for Live Call: 1-877-509-5836; Canada 855-669-9657
●	Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=Nb7q4ytY
●	Dial-in for Replay: 1-877-344-7529; Canada 855-669-9658
●	Replay Access Code: 7017400
●	The conference call will be simultaneously webcast and archived

Third Quarter 2023 Earnings Release Date:

The Company plans to release Third Quarter 2023 financial results after the market close on October 31, 2023; followed by a conference call at 9:30 AM (ET) on November 1, 2023.

A detailed announcement will be issued prior to the third quarter’s close confirming the date and time of the earnings release.

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, an FDIC insured, New York State—chartered commercial bank that operates banking offices in Queens, Brooklyn, Manhattan, and on Long Island. The Bank has been building relationships with families, business owners, and communities since 1929. Today, it offers the products, services, and conveniences associated with large commercial banks, including a full complement of deposit, loan, equipment finance, and cash management services. Rewarding customers with personalized attention and bankers that can communicate in the languages prevalent within these multicultural markets is what makes the Bank uniquely different. As an Equal Housing Lender and leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. The Bank also fosters relationships with consumers nationwide through its online banking division with the iGObanking® and BankPurely® brands.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at FlushingBank.com. Flushing Financial Corporation’s earnings release and presentation slides will be available prior to the conference call at www.FlushingBank.com under Investor Relations.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. The Company has no obligation to update these forward-looking statements.

#FF

- Statistical Tables Follow -

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54006

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the three months ended										At or for the six months ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
(Dollars in thousands, except per share data)	2023		2023		2022		2022		2022		2023		2022
Performance Ratios (1)
Return on average assets	0.41%		0.24%		0.48%		1.11%		1.22%		0.33%		1.06%
Return on average equity	5.12		3.02		6.06		13.91		15.00		4.06		12.91
Yield on average interest-earning assets (2)	4.84		4.61		4.44		4.10		3.85		4.73		3.81
Cost of average interest-bearing liabilities	3.15		2.80		2.11		1.25		0.60		2.97		0.55
Cost of funds	2.80		2.47		1.84		1.08		0.52		2.63		0.48
Net interest rate spread during period (2)	1.69		1.81		2.33		2.85		3.25		1.76		3.26
Net interest margin (2)	2.18		2.27		2.70		3.07		3.35		2.22		3.36
Noninterest expense to average assets	1.67		1.78		1.58		1.69		1.73		1.72		1.83
Efficiency ratio (3)	74.02		76.48		59.55		55.68		52.27		75.27		55.52
Average interest-earning assets to average interest-bearing liabilities	1.18	X	1.19	X	1.21	X	1.22	X	1.22	X	1.19	X	1.22	X

Average Balances
Total loans, net	$6,829,648		$6,871,192		$6,881,245		$6,861,463		$6,640,331		$6,850,305		$6,609,676
Total interest-earning assets	7,986,020		7,996,677		8,045,691		7,979,070		7,740,683		7,991,320		7,655,999
Total assets	8,461,827		8,468,311		8,518,019		8,442,657		8,211,763		8,465,051		8,131,065
Total deposits	6,899,617		6,810,485		6,678,383		6,276,613		6,440,904		6,855,299		6,425,569
Total interest-bearing liabilities	6,756,859		6,703,558		6,662,209		6,553,087		6,337,374		6,730,357		6,279,265
Stockholders' equity	673,943		683,071		676,165		674,282		667,456		678,481		670,219

Per Share Data
Book value per common share (4)	$23.18		$22.84		$22.97		$22.47		$22.38		$23.18		$22.38
Tangible book value per common share (5)	$22.51		$22.18		$22.31		$21.81		$21.71		$22.51		$21.71

Stockholders' Equity
Stockholders' equity	$671,303		$673,459		$677,157		$670,719		$670,812		$671,303		$670,812
Tangible stockholders' equity	651,898		653,932		657,504		650,936		650,894		651,898		650,894

Consolidated Regulatory Capital Ratios
Tier 1 capital	$735,810		$737,138		$746,880		$749,526		$739,776		$735,810		$739,776
Common equity Tier 1 capital	689,876		690,846		698,258		701,532		686,258		689,876		686,258
Total risk-based capital	963,840		965,384		975,709		979,021		903,047		963,840		903,047
Risk Weighted Assets	6,649,252		6,659,532		6,640,542		6,689,284		6,522,710		6,649,252		6,522,710

Tier 1 leverage capital (well capitalized = 5%)	8.56%		8.58%		8.61%		8.74%		8.91%		8.56%		8.91%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	10.38		10.37		10.52		10.49		10.52		10.38		10.52
Tier 1 risk-based capital (well capitalized = 8.0%)	11.07		11.07		11.25		11.20		11.34		11.07		11.34
Total risk-based capital (well capitalized = 10.0%)	14.50		14.50		14.69		14.64		13.84		14.50		13.84

Capital Ratios
Average equity to average assets	7.96%		8.07%		7.94%		7.99%		8.13%		8.02%		8.24%
Equity to total assets	7.92		7.94		8.04		7.84		8.04		7.92		8.04
Tangible common equity to tangible assets (6)	7.71		7.73		7.82		7.62		7.82		7.71		7.82

Asset Quality
Nonaccrual loans (7)	$18,637		$21,176		$29,782		$27,003		$27,848		$18,637		$27,848
Nonperforming loans	18,637		21,176		32,382		29,003		27,948		18,637		27,948
Nonperforming assets	39,618		42,157		53,363		49,984		48,929		39,618		48,929
Net charge-offs (recoveries)	1,560		9,234		811		290		(501)		10,794		434

Asset Quality Ratios
Nonperforming loans to gross loans	0.27%		0.31%		0.47%		0.42%		0.41%		0.27%		0.41%
Nonperforming assets to total assets	0.47		0.50		0.63		0.58		0.59		0.47		0.59
Allowance for credit losses to gross loans	0.57		0.56		0.58		0.59		0.58		0.57		0.58
Allowance for credit losses to nonperforming assets	97.41		91.87		75.79		82.56		80.57		97.41		80.57
Allowance for credit losses to nonperforming loans	207.08		182.89		124.89		142.29		141.06		207.08		141.06
Net charge-offs (recoveries) to average loans	0.09		0.54		0.05		0.02		(0.03)		0.32		0.01

Full-service customer facilities	26		26		25		25		25		26		25

(See footnotes on next page)

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54007

(1)	Ratios are presented on an annualized basis, where appropriate.
(2)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.
(3)

Efficiency ratio, a non-GAAP measure, was calculated by dividing core noninterest expense (excluding OREO expense and the net gain/loss from the sale of OREO) by the total of core net interest income and core noninterest income.

(4)	Calculated by dividing stockholders’ equity by shares outstanding.
(5)

Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure, by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets. See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(6)	See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.
(7)	Excludes performing nonaccrual TDR loans in periods prior to 1Q23.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54008

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(In thousands, except per share data)	2023	2023	2022	2022	2022	2023	2022
Interest and Dividend Income
Interest and fees on loans	$85,377	$82,889	$81,033	$75,546	$69,192	$168,266	$136,708
Interest and dividends on securities:
Interest	9,172	7,240	6,511	5,676	4,929	16,412	8,674
Dividends	30	29	24	17	11	59	19
Other interest income	1,982	1,959	1,702	506	159	3,941	210
Total interest and dividend income	96,561	92,117	89,270	81,745	74,291	188,678	145,611

Interest Expense
Deposits	46,249	39,056	27,226	11,965	4,686	85,305	8,094
Other interest expense	6,934	7,799	7,843	8,574	4,875	14,733	9,308
Total interest expense	53,183	46,855	35,069	20,539	9,561	100,038	17,402

Net Interest Income	43,378	45,262	54,201	61,206	64,730	88,640	128,209
Provision (benefit) for credit losses	1,416	7,508	(12)	2,145	1,590	8,924	2,948
Net Interest Income After Provision (Benefit) for Credit Losses	41,962	37,754	54,213	59,061	63,140	79,716	125,261

Noninterest Income (Loss)
Banking services fee income	1,780	1,411	1,231	1,351	1,166	3,191	2,540
Net loss on sale of securities	—	—	(10,948)	—	—	—	—
Net gain on sale of loans	54	54	46	—	73	108	73
Net gain on disposition of assets	—	—	104	—	—	—	—
Net gain (loss) from fair value adjustments	294	2,619	(622)	5,626	2,533	2,913	724
Federal Home Loan Bank of New York stock dividends	534	697	658	538	407	1,231	804
Life insurance proceeds	561	—	286	—	1,536	561	1,536
Bank owned life insurance	1,134	1,109	1,126	1,132	1,115	2,243	2,229
Other income	765	1,018	467	348	523	1,783	760
Total noninterest income (loss)	5,122	6,908	(7,652)	8,995	7,353	12,030	8,666

Noninterest Expense
Salaries and employee benefits	19,493	20,887	18,178	21,438	21,109	40,380	44,758
Occupancy and equipment	3,534	3,793	3,701	3,541	3,760	7,327	7,364
Professional services	2,657	2,483	2,130	2,570	2,285	5,140	4,507
FDIC deposit insurance	943	977	485	738	615	1,920	1,035
Data processing	1,473	1,435	1,421	1,367	1,383	2,908	2,807
Depreciation and amortization	1,482	1,510	1,535	1,488	1,447	2,992	2,907
Other real estate owned/foreclosure expense	150	165	35	143	32	315	116
Other operating expenses	5,547	6,453	6,257	4,349	4,891	12,000	10,822
Total noninterest expense	35,279	37,703	33,742	35,634	35,522	72,982	74,316

Income Before Provision for Income Taxes	11,805	6,959	12,819	32,422	34,971	18,764	59,611

Provision for Income Taxes	3,177	1,801	2,570	8,980	9,936	4,978	16,357

Net Income	$8,628	$5,158	$10,249	$23,442	$25,035	$13,786	$43,254

Basic earnings per common share	$0.29	$0.17	$0.34	$0.76	$0.81	$0.46	$1.39
Diluted earnings per common share	$0.29	$0.17	$0.34	$0.76	$0.81	$0.46	$1.39
Dividends per common share	$0.22	$0.22	$0.22	$0.22	$0.22	$0.44	$0.44

Basic average shares	30,090	30,265	30,420	30,695	30,937	30,177	31,095
Diluted average shares	30,090	30,265	30,420	30,695	30,937	30,177	31,095

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54009

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2023	2023	2022	2022	2022
ASSETS
Cash and due from banks	$160,053	$176,747	$151,754	$164,693	$137,026
Securities held-to-maturity:
Mortgage-backed securities	7,865	7,870	7,875	7,880	7,885
Other securities, net	65,469	65,653	65,836	66,032	66,230
Securities available for sale:
Mortgage-backed securities	365,911	380,110	384,283	468,366	510,934
Other securities	503,645	431,818	351,074	351,495	346,720
Loans	6,832,425	6,904,176	6,934,769	6,956,674	6,760,393
Allowance for credit losses	(38,593)	(38,729)	(40,442)	(41,268)	(39,424)
Net loans	6,793,832	6,865,447	6,894,327	6,915,406	6,720,969
Interest and dividends receivable	52,911	46,836	45,048	42,571	38,811
Bank premises and equipment, net	22,182	21,567	21,750	22,376	22,285
Federal Home Loan Bank of New York stock	36,168	38,779	45,842	62,489	50,017
Bank owned life insurance	213,164	214,240	213,131	212,353	211,220
Goodwill	17,636	17,636	17,636	17,636	17,636
Core deposit intangibles	1,769	1,891	2,017	2,147	2,282
Right of use asset	41,526	42,268	43,289	44,885	46,687
Other assets	191,752	168,259	179,084	179,090	160,885
Total assets	$8,473,883	$8,479,121	$8,422,946	$8,557,419	$8,339,587

LIABILITIES
Total deposits	$6,723,690	$6,734,090	$6,485,342	$6,125,305	$6,407,577
Borrowed funds	857,400	887,509	1,052,973	1,572,830	1,089,621
Operating lease liability	44,402	45,353	46,125	48,330	50,346
Other liabilities	177,088	138,710	161,349	140,235	121,231
Total liabilities	7,802,580	7,805,662	7,745,789	7,886,700	7,668,775

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	—	—	—	—	—
Common stock ($0.01 par value; 100,000,000 shares authorized)	341	341	341	341	341
Additional paid-in capital	263,744	262,876	264,332	263,755	262,860
Treasury stock	(104,574)	(97,760)	(98,535)	(90,977)	(88,342)
Retained earnings	547,811	545,786	547,507	543,894	527,217
Accumulated other comprehensive loss, net of taxes	(36,019)	(37,784)	(36,488)	(46,294)	(31,264)
Total stockholders' equity	671,303	673,459	677,157	670,719	670,812

Total liabilities and stockholders' equity	$8,473,883	$8,479,121	$8,422,946	$8,557,419	$8,339,587

(In thousands)
Issued shares	34,088	34,088	34,088	34,088	34,088
Outstanding shares	28,961	29,488	29,476	29,851	29,980
Treasury shares	5,127	4,600	4,612	4,237	4,108

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540010

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(In thousands)	2023	2023	2022	2022	2022	2023	2022
Interest-earning Assets:
Mortgage loans, net	$5,308,567	$5,333,274	$5,338,612	$5,340,694	$5,178,029	$5,320,852	$5,165,121
Other loans, net	1,521,081	1,537,918	1,542,633	1,520,769	1,462,302	1,529,453	1,444,555
Total loans, net	6,829,648	6,871,192	6,881,245	6,861,463	6,640,331	6,850,305	6,609,676
Taxable securities:
Mortgage-backed securities	448,620	457,911	549,204	568,854	594,923	453,240	587,836
Other securities	471,600	411,723	371,897	362,629	333,158	441,827	280,245
Total taxable securities	920,220	869,634	921,101	931,483	928,081	895,067	868,081
Tax-exempt securities:
Other securities	66,632	66,828	67,022	67,211	67,315	66,730	62,490
Total tax-exempt securities	66,632	66,828	67,022	67,211	67,315	66,730	62,490
Interest-earning deposits and federal funds sold	169,520	189,023	176,323	118,913	104,956	179,218	115,752
Total interest-earning assets	7,986,020	7,996,677	8,045,691	7,979,070	7,740,683	7,991,320	7,655,999
Other assets	475,807	471,634	472,328	463,587	471,080	473,731	475,066
Total assets	$8,461,827	$8,468,311	$8,518,019	$8,442,657	$8,211,763	$8,465,051	$8,131,065

Interest-bearing Liabilities:
Deposits:
Savings accounts	$124,041	$134,945	$146,598	$154,545	$156,785	$129,463	$156,689
NOW accounts	2,026,950	1,970,555	1,972,134	1,808,608	2,089,851	1,998,909	2,063,529
Money market accounts	1,754,574	2,058,523	2,146,649	2,136,829	2,231,743	1,905,709	2,242,626
Certificate of deposit accounts	2,046,960	1,679,517	1,350,683	1,057,733	820,476	1,864,254	854,970
Total due to depositors	5,952,525	5,843,540	5,616,064	5,157,715	5,298,855	5,898,335	5,317,814
Mortgagors' escrow accounts	97,410	70,483	82,483	68,602	97,496	84,021	84,574
Total interest-bearing deposits	6,049,935	5,914,023	5,698,547	5,226,317	5,396,351	5,982,356	5,402,388
Borrowings	706,924	789,535	963,662	1,326,770	941,023	748,001	876,877
Total interest-bearing liabilities	6,756,859	6,703,558	6,662,209	6,553,087	6,337,374	6,730,357	6,279,265
Noninterest-bearing demand deposits	849,682	896,462	979,836	1,050,296	1,044,553	872,943	1,023,181
Other liabilities	181,343	185,220	199,809	164,992	162,380	183,270	158,400
Total liabilities	7,787,884	7,785,240	7,841,854	7,768,375	7,544,307	7,786,570	7,460,846
Equity	673,943	683,071	676,165	674,282	667,456	678,481	670,219
Total liabilities and equity	$8,461,827	$8,468,311	$8,518,019	$8,442,657	$8,211,763	$8,465,051	$8,131,065

Net interest-earning assets	$1,229,161	$1,293,119	$1,383,482	$1,425,983	$1,403,309	$1,260,963	$1,376,734

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540011

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

NET INTEREST INCOME AND NET INTEREST MARGIN

(Unaudited)

	For the three months ended										For the six months ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
(Dollars in thousands)	2023		2023		2022		2022		2022		2023		2022
Interest Income:
Mortgage loans, net	$63,688		$62,054		$60,946		$58,374		$54,775		$125,742		$108,745
Other loans, net	21,689		20,835		20,087		17,172		14,417		42,524		27,963
Total loans, net	85,377		82,889		81,033		75,546		69,192		168,266		136,708
Taxable securities:
Mortgage-backed securities	2,976		2,281		2,425		2,466		2,356		5,257		4,523
Other securities	5,847		4,611		3,723		2,839		2,090		10,458		3,209
Total taxable securities	8,823		6,892		6,148		5,305		4,446		15,715		7,732
Tax-exempt securities:
Other securities	480		477		489		492		625		957		1,216
Total tax-exempt securities	480		477		489		492		625		957		1,216
Interest-earning deposits and federal funds sold	1,982		1,959		1,702		506		159		3,941		210
Total interest-earning assets	96,662		92,217		89,372		81,849		74,422		188,879		145,866
Interest Expense:
Deposits:
Savings accounts	$140		$126		$59		$53		$50		$266		$99
NOW accounts	16,152		13,785		9,515		3,640		1,405		29,937		2,198
Money market accounts	14,625		14,102		10,532		5,280		1,952		28,727		3,227
Certificate of deposit accounts	15,281		11,007		7,037		2,948		1,273		26,288		2,562
Total due to depositors	46,198		39,020		27,143		11,921		4,680		85,218		8,086
Mortgagors' escrow accounts	51		36		83		44		6		87		8
Total interest-bearing deposits	46,249		39,056		27,226		11,965		4,686		85,305		8,094
Borrowings	6,934		7,799		7,843		8,574		4,875		14,733		9,308
Total interest-bearing liabilities	53,183		46,855		35,069		20,539		9,561		100,038		17,402
Net interest income- tax equivalent	$43,479		$45,362		$54,303		$61,310		$64,861		$88,841		$128,464
Included in net interest income above:
Prepayment penalties received on loans and securities and net of reversals and recovered interest from nonaccrual loans	$315		$680		$1,080		$1,368		$2,281		$995		$3,997
Net gains/(losses) from fair value adjustments on qualifying hedges included in net interest income	(205)		100		936		28		(60)		(105)		(189)
Purchase accounting adjustments	340		306		342		775		367		646		1,425
Interest-earning Assets Yields:
Mortgage loans, net	4.80%		4.65%		4.57%		4.37%		4.23%		4.73%		4.21%
Other loans, net	5.70		5.42		5.21		4.52		3.94		5.56		3.87
Total loans, net	5.00		4.83		4.71		4.40		4.17		4.91		4.14
Taxable securities:
Mortgage-backed securities	2.65		1.99		1.77		1.73		1.58		2.32		1.54
Other securities	4.96		4.48		4.00		3.13		2.51		4.73		2.29
Total taxable securities	3.84		3.17		2.67		2.28		1.92		3.51		1.78
Tax-exempt securities: (1)
Other securities	2.88		2.86		2.92		2.93		3.71		2.87		3.89
Total tax-exempt securities	2.88		2.86		2.92		2.93		3.71		2.87		3.89
Interest-earning deposits and federal funds sold	4.68		4.15		3.86		1.70		0.61		4.40		0.36
Total interest-earning assets (1)	4.84%		4.61%		4.44%		4.10%		3.85%		4.73%		3.81%
Interest-bearing Liabilities Yields:
Deposits:
Savings accounts	0.45%		0.37%		0.16%		0.14%		0.13%		0.41%		0.13%
NOW accounts	3.19		2.80		1.93		0.81		0.27		3.00		0.21
Money market accounts	3.33		2.74		1.96		0.99		0.35		3.01		0.29
Certificate of deposit accounts	2.99		2.62		2.08		1.11		0.62		2.82		0.60
Total due to depositors	3.10		2.67		1.93		0.92		0.35		2.89		0.30
Mortgagors' escrow accounts	0.21		0.20		0.40		0.26		0.02		0.21		0.02
Total interest-bearing deposits	3.06		2.64		1.91		0.92		0.35		2.85		0.30
Borrowings	3.92		3.95		3.26		2.58		2.07		3.94		2.12
Total interest-bearing liabilities	3.15%		2.80%		2.11%		1.25%		0.60%		2.97%		0.55%

Net interest rate spread (tax equivalent) (1)	1.69%		1.81%		2.33%		2.85%		3.25%		1.76%		3.26%
Net interest margin (tax equivalent) (1)	2.18%		2.27%		2.70%		3.07%		3.35%		2.22%		3.36%
Ratio of interest-earning assets to interest-bearing liabilities	1.18	X	1.19	X	1.21	X	1.22	X	1.22	X	1.19	X	1.22	X

(1)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540012

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

DEPOSIT and LOAN COMPOSITION

(Unaudited)

Deposit Composition

						2Q23 vs.	2Q23 vs.
	June 30,	March 31,	December 31,	September 30,	June 30,	1Q23	2Q22
(Dollars in thousands)	2023	2023	2022	2022	2022	% Change	% Change
Noninterest bearing	$827,820	$872,254	$921,238	$992,378	$1,081,208	(5.1)%	(23.4)%
Interest bearing:
Certificate of deposit accounts	2,232,696	1,880,260	1,526,338	1,036,107	906,943	18.7	146.2
Savings accounts	118,886	128,245	143,641	150,552	154,670	(7.3)	(23.1)
Money market accounts	1,594,637	1,855,781	2,099,776	2,113,256	2,229,993	(14.1)	(28.5)
NOW accounts	1,891,834	1,918,977	1,746,190	1,762,468	1,977,186	(1.4)	(4.3)
Total interest-bearing deposits	5,838,053	5,783,263	5,515,945	5,062,383	5,268,792	0.9	10.8
Total due to depositors	6,665,873	6,655,517	6,437,183	6,054,761	6,350,000	0.2	5.0
Mortgagors' escrow deposits	57,817	78,573	48,159	70,544	57,577	(26.4)	0.4
Total deposits	$6,723,690	$6,734,090	$6,485,342	$6,125,305	$6,407,577	(0.2)%	4.9%

Loan Composition

						2Q23 vs.	2Q23 vs.
	June 30,	March 31,	December 31,	September 30,	June 30,	1Q23	2Q22
(Dollars in thousands)	2023	2023	2022	2022	2022	% Change	% Change
Multifamily residential	$2,593,955	$2,601,174	$2,601,384	$2,608,192	$2,531,858	(0.3)%	2.5%
Commercial real estate	1,917,749	1,904,293	1,913,040	1,914,326	1,864,507	0.7	2.9
One-to-four family ― mixed-use property	542,368	549,207	554,314	560,885	561,100	(1.2)	(3.3)
One-to-four family ― residential	224,039	232,302	235,067	233,469	242,729	(3.6)	(7.7)
Co-operative apartments	6,016	6,115	6,179	7,015	8,130	(1.6)	(26.0)
Construction	57,325	60,486	70,951	63,651	72,148	(5.2)	(20.5)
Mortgage Loans	5,341,452	5,353,577	5,380,935	5,387,538	5,280,472	(0.2)	1.2

Small Business Administration (1)	22,404	22,860	23,275	27,712	40,572	(2.0)	(44.8)
Commercial business and other	1,466,358	1,518,756	1,521,548	1,532,497	1,431,417	(3.5)	2.4
Nonmortgage loans	1,488,762	1,541,616	1,544,823	1,560,209	1,471,989	(3.4)	1.1

Gross loans	6,830,214	6,895,193	6,925,758	6,947,747	6,752,461	(0.9)	1.2
Net unamortized premiums and unearned loan fees (2)	2,211	8,983	9,011	8,927	7,932	(75.4)	(72.1)
Allowance for credit losses	(38,593)	(38,729)	(40,442)	(41,268)	(39,424)	(0.4)	(2.1)
Net loans	$6,793,832	$6,865,447	$6,894,327	$6,915,406	$6,720,969	(1.0)%	1.1%

(1)

Includes $4.0 million, $4.8 million, $5.2 million, $9.6 million, and $22.2 million of PPP loans at June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022, and June 30, 2022, respectively.

(2)

Includes $4.8 million, $5.1 million, $5.4 million, $5.8 million, and $6.6 million of purchase accounting unamortized discount resulting from the acquisition of Empire Bancorp at June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022, and June 30, 2022, respectively.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540013

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

LOAN CLOSINGS and RATES

(Unaudited)

Loan Closings

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(In thousands)	2023	2023	2022	2022	2022	2023	2022
Multifamily residential	$31,901	$42,164	$65,347	$173,980	$136,902	$74,065	$235,082
Commercial real estate	38,523	15,570	20,750	77,777	164,826	54,093	209,928
One-to-four family – mixed-use property	5,812	4,938	4,489	12,383	12,228	10,750	20,726
One-to-four family – residential	63	4,296	7,485	4,102	4,211	4,359	13,448
Co-operative apartments	—	—	—	—	—	—	24
Construction	8,811	10,592	7,301	7,170	8,319	19,403	17,121
Mortgage Loans	85,110	77,560	105,372	275,412	326,486	162,670	496,329

Small Business Administration	820	318	665	46	2,750	1,138	2,750
Commercial business and other	72,850	95,668	119,191	188,202	174,551	168,518	334,027
Nonmortgage Loans	73,670	95,986	119,856	188,248	177,301	169,656	336,777

Total Closings	$158,780	$173,546	$225,228	$463,660	$503,787	$332,326	$833,106

Weighted Average Rate on Loan Closings

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
Loan type	2023	2023	2022	2022	2022
Mortgage loans	6.62%	6.30%	5.59%	4.37%	3.76%
Nonmortgage loans	7.76	7.58	6.57	4.93	4.21
Total loans	7.14%	7.01%	6.10%	4.60%	3.92%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540014

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

ASSET QUALITY

(Unaudited)

Allowance for Credit Losses

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars in thousands)	2023	2023	2022	2022	2022	2023	2022
Allowance for credit losses - loans
Beginning balances	$38,729	$40,442	$41,268	$39,424	$37,433	$40,442	$37,135

Net loan charge-off (recoveries):
Multifamily residential	—	(1)	132	—	(1)	(1)	(1)
Commercial real estate	8	—	—	—	—	8	—
One-to-four family – residential	4	(36)	17	2	(2)	(32)	(4)
Small Business Administration	(158)	(6)	(9)	(12)	13	(164)	1,028
Taxi medallion	—	—	—	—	(435)	—	(447)
Commercial business and other	1,706	9,277	671	300	(76)	10,983	(142)
Total	1,560	9,234	811	290	(501)	10,794	434

Provision (benefit) for loan losses	1,424	7,521	(15)	2,134	1,490	8,945	2,723

Ending balance	$38,593	$38,729	$40,442	$41,268	$39,424	$38,593	$39,424

Gross charge-offs	$1,731	$9,298	$1,938	$324	$50	$11,029	$1,086
Gross recoveries	171	64	1,127	34	551	235	652

Allowance for credit losses - loans to gross loans	0.57%	0.56%	0.58%	0.59%	0.58%	0.57%	0.58%
Net loan charge-offs (recoveries) to average loans	0.09	0.54	0.05	0.02	(0.03)	0.32	0.01

Nonperforming Assets

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2023	2023	2022	2022	2022
Loans 90 Days Or More Past Due and Still Accruing:
Commercial real estate	$—	$—	$—	$2,000	$—
Construction	—	—	2,600	—	—
Commercial business and other	—	—	—	—	100
Total	—	—	2,600	2,000	100

Nonaccrual Loans:
Multifamily residential	3,206	3,628	3,206	3,414	3,414
Commercial real estate	—	—	237	1,851	242
One-to-four family - mixed-use property(1)	790	790	790	790	790
One-to-four family - residential	5,218	4,961	4,425	4,655	5,055
Construction	—	—	—	—	856
Small Business Administration	1,119	937	937	937	937
Commercial business and other(1)	8,304	10,860	20,187	15,356	16,554
Total	18,637	21,176	29,782	27,003	27,848

Total Nonperforming Loans (NPLs)	18,637	21,176	32,382	29,003	27,948

Total Nonaccrual HTM Securities	20,981	20,981	20,981	20,981	20,981

Total Nonperforming Assets	$39,618	$42,157	$53,363	$49,984	$48,929

Nonperforming Assets to Total Assets	0.47%	0.50%	0.63%	0.58%	0.59%
Allowance for Credit Losses to NPLs	207.1%	182.9%	124.9%	142.3%	141.1%

(1)

Adopted ASU No. 2022-02 Financial Instruments – Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures on January 1, 2023; Not included in the above analysis are nonaccrual performing TDR one-to-four family – mixed use property loans totaling $0.2 million in 4Q22 and in 3Q22 and $0.3 million in 2Q22; nonaccrual performing TDR commercial business loans totaling less than $0.1 million in 4Q22, $2.9 million in 3Q22, and $2.8 million in 2Q22.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540015

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

Non-cash Fair Value Adjustments to GAAP Earnings

The variance in GAAP and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to borrowings carried at fair value under the fair value option.

Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company’s performance over time and in comparison, to the Company’s competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as this measure is commonly used by financial institutions, regulators, and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison, to its competitors. These measures should not be viewed as a substitute for total shareholders’ equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540016

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

(Unaudited)

	For the three months ended					For the six months ended
(Dollars in thousands,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
except per share data)	2023	2023	2022	2022	2022	2023	2022

GAAP income before income taxes	$11,805	$6,959	$12,819	$32,422	$34,971	$18,764	$59,611

Net (gain) loss from fair value adjustments (Noninterest income (loss))	(294)	(2,619)	622	(5,626)	(2,533)	(2,913)	(724)
Net loss on sale of securities (Noninterest income (loss))	—	—	10,948	—	—	—	—
Life insurance proceeds (Noninterest income (loss))	(561)	—	(286)	—	(1,536)	(561)	(1,536)
Net gain on disposition of assets (Noninterest income (loss))	—	—	(104)	—	—	—	—
Net (gain) loss from fair value adjustments on qualifying hedges (Net interest income)	205	(100)	(936)	(28)	60	105	189
Net amortization of purchase accounting adjustments and intangibles (Various)	(227)	(188)	(219)	(650)	(237)	(415)	(1,161)

Core income before taxes	10,928	4,052	22,844	26,118	30,725	14,980	56,379

Provision for core income taxes	3,074	1,049	5,445	7,165	9,207	4,123	15,892

Core net income	$7,854	$3,003	$17,399	$18,953	$21,518	$10,857	$40,487

GAAP diluted earnings per common share	$0.29	$0.17	$0.34	$0.76	$0.81	$0.46	$1.39
Net (gain) loss from fair value adjustments, net of tax	(0.01)	(0.06)	0.02	(0.13)	(0.06)	(0.07)	(0.02)
Net loss on sale of securities, net of tax	—	—	0.27	—	—	—	—
Life insurance proceeds	(0.02)	—	(0.01)	—	(0.05)	(0.02)	(0.05)
Net gain on disposition of assets, net of tax	—	—	—	—	—	—	—
Net (gain) loss from fair value adjustments on qualifying hedges, net of tax	—	—	(0.02)	—	—	—	—
Net amortization of purchase accounting adjustments, net of tax	(0.01)	(0.01)	(0.01)	(0.02)	(0.01)	(0.01)	(0.03)

Core diluted earnings per common share(1)	$0.26	$0.10	$0.57	$0.62	$0.70	$0.36	$1.30

Core net income, as calculated above	$7,854	$3,003	$17,399	$18,953	$21,518	$10,857	$40,487
Average assets	8,461,827	8,468,311	8,518,019	8,442,657	8,211,763	8,465,051	8,131,065
Average equity	673,943	683,071	676,165	674,282	667,456	678,481	670,219
Core return on average assets(2)	0.37%	0.14%	0.82%	0.90%	1.05%	0.26%	1.00%
Core return on average equity(2)	4.66%	1.76%	10.29%	11.24%	12.90%	3.20%	12.08%

(1)	Core diluted earnings per common share may not foot due to rounding.
(2)	Ratios are calculated on an annualized basis.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540017

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP REVENUE and PRE-PROVISION

PRE-TAX NET REVENUE

(Unaudited)

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars in thousands)	2023	2023	2022	2022	2022	2023	2022

GAAP Net interest income	$43,378	$45,262	$54,201	$61,206	$64,730	$88,640	$128,209
Net (gain) loss from fair value adjustments on qualifying hedges	205	(100)	(936)	(28)	60	105	189
Net amortization of purchase accounting adjustments	(340)	(306)	(342)	(775)	(367)	(646)	(1,425)
Core Net interest income	$43,243	$44,856	$52,923	$60,403	$64,423	$88,099	$126,973

GAAP Noninterest income (loss)	$5,122	$6,908	$(7,652)	$8,995	$7,353	$12,030	$8,666
Net (gain) loss from fair value adjustments	(294)	(2,619)	622	(5,626)	(2,533)	(2,913)	(724)
Net loss on sale of securities	—	—	10,948	—	—	—	—
Life insurance proceeds	(561)	—	(286)	—	(1,536)	(561)	(1,536)
Net gain on sale of assets	—	—	(104)	—	—	—	—
Core Noninterest income	$4,267	$4,289	$3,528	$3,369	$3,284	$8,556	$6,406

GAAP Noninterest expense	$35,279	$37,703	$33,742	$35,634	$35,522	$72,982	$74,316
Net amortization of purchase accounting adjustments	(113)	(118)	(123)	(125)	(130)	(231)	(264)
Core Noninterest expense	$35,166	$37,585	$33,619	$35,509	$35,392	$72,751	$74,052

Net interest income	$43,378	$45,262	$54,201	$61,206	$64,730	$88,640	$128,209
Noninterest income (loss)	5,122	6,908	(7,652)	8,995	7,353	12,030	8,666
Noninterest expense	(35,279)	(37,703)	(33,742)	(35,634)	(35,522)	(72,982)	(74,316)
Pre-provision pre-tax net revenue	$13,221	$14,467	$12,807	$34,567	$36,561	$27,688	$62,559

Core:
Net interest income	$43,243	$44,856	$52,923	$60,403	$64,423	$88,099	$126,973
Noninterest income	4,267	4,289	3,528	3,369	3,284	8,556	6,406
Noninterest expense	(35,166)	(37,585)	(33,619)	(35,509)	(35,392)	(72,751)	(74,052)
Pre-provision pre-tax net revenue	$12,344	$11,560	$22,832	$28,263	$32,315	$23,904	$59,327
Efficiency Ratio	74.0%	76.5%	59.6%	55.7%	52.3%	75.3%	55.5%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540018

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP NET INTEREST INCOME and NET INTEREST MARGIN

to CORE NET INTEREST INCOME

(Unaudited)

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars in thousands)	2023	2023	2022	2022	2022	2023	2022
GAAP net interest income	$43,378	$45,262	$54,201	$61,206	$64,730	$88,640	$128,209
Net (gain) loss from fair value adjustments on qualifying hedges	205	(100)	(936)	(28)	60	105	189
Net amortization of purchase accounting adjustments	(340)	(306)	(342)	(775)	(367)	(646)	(1,425)
Tax equivalent adjustment	101	100	102	104	131	201	255
Core net interest income FTE	$43,344	$44,956	$53,025	$60,507	$64,554	$88,300	$127,228

Total average interest-earning assets (1)	$7,990,331	$8,001,271	$8,050,601	$7,984,558	$7,746,640	$7,995,772	$7,662,315
Core net interest margin FTE	2.17%	2.25%	2.63%	3.03%	3.33%	2.21%	3.32%

GAAP interest income on total loans, net	$85,377	$82,889	$81,033	$75,546	$69,192	$168,266	$136,708
Net (gain) loss from fair value adjustments on qualifying hedges - loans	157	(101)	(936)	(28)	60	56	189
Net amortization of purchase accounting adjustments	(345)	(316)	(372)	(783)	(357)	(661)	(1,474)
Core interest income on total loans, net	$85,189	$82,472	$79,725	$74,735	$68,895	$167,661	$135,423

Average total loans, net (1)	$6,834,644	$6,876,495	$6,886,900	$6,867,758	$6,647,131	$6,855,454	$6,616,860
Core yield on total loans	4.99%	4.80%	4.63%	4.35%	4.15%	4.89%	4.09%

(1)	Excludes purchase accounting average balances for all periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540019

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CALCULATION OF TANGIBLE STOCKHOLDERS’

COMMON EQUITY to TANGIBLE ASSETS

(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2023	2023	2022	2022	2022
Total Equity	$671,303	$673,459	$677,157	$670,719	$670,812
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit intangibles	(1,769)	(1,891)	(2,017)	(2,147)	(2,282)
Tangible Stockholders' Common Equity	$651,898	$653,932	$657,504	$650,936	$650,894

Total Assets	$8,473,883	$8,479,121	$8,422,946	$8,557,419	$8,339,587
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit intangibles	(1,769)	(1,891)	(2,017)	(2,147)	(2,282)
Tangible Assets	$8,454,478	$8,459,594	$8,403,293	$8,537,636	$8,319,669

Tangible Stockholders' Common Equity to Tangible Assets	7.71%	7.73%	7.82%	7.62%	7.82%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540020